UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

CURRENT REPORT
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  January 26, 2011

WESTERN CAPITAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-52015	47-0848102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 “I” Street, Suite 150
Omaha, Nebraska  68137
(Address of principal executive offices) (Zip Code)

(712) 322-4020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On January 26, 2011, Western Capital Resources, Inc. and Wyoming Financial Lenders, Inc., the wholly owned payday lending operating subsidiary of Western Capital Resources, entered into a Loan Extension Agreement with WERCS, relating to the outstanding debt of Wyoming Financial Lenders owed to WERCS.  Presently, the outstanding debt owed to WERCS totals $2,000,000.  The Loan Extension Agreement extends the maturity date for the payment of all obligations under the Business Loan Agreement, dated as of April 1, 2010, and associated promissory note from April 1, 2011 to April 1, 2012.  WERCS agreed to the extension on the condition that Wyoming Financial Lenders tender to WERCS a $1,000,000 principal payment on the promissory note on or prior to March 31, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Loan Extension Agreement among Wyoming Financial Lenders, Inc., Western Capital Resources, Inc. and WERCS, dated effective as of January 26, 2011 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN CAPITAL RESOURCES, INC.:
(Registrant)

Date: February 4, 2011	By:	/s/ John Quandahl
John quandahl
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan Extension Agreement among Wyoming Financial Lenders, Inc., Western Capital Resources, Inc. and WERCS, dated effective as of January 26, 2011 (filed herewith)